AMENDMENT TO AMENDED AND RESTATED BYLAWS
OF
JACKSONVILLE BANCORP, INC.

ARTICLE VI

STOCK CERTIFICATES

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SECTION 1. CERTIFICATES OF STOCK: FORM AND ISSUANCE. The shares of the capital stock of the Company shall be represented by certificates or uncertificated shares. Every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, any two of the President and Chief Executive Officer, the Chief Financial Officer, a Vice President, Secretary or Assistant Secretary, representing the number of shares registered in certificate form.